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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 21, 2005

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                        Gateway Financial Holdings, Inc.

      North Carolina                   000-33223                 56-2264354
 (State of incorporation)       (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

  1145 North Road Street, Elizabeth City, North Carolina           27909
           (Address of principal executive offices)              (Zip Code)

                    Issuer's telephone number: (252) 334-1511

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               This document contains 2 pages, excluding exhibits.

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2005, Gateway Financial Holdings, Inc. (the "Corporation"), the holding company for Gateway Bank & Trust Co. (the "Bank"), reported financial results for the three months ended March 31, 2005.

The Bank is a full-service community bank with a total of seventeen offices in Elizabeth City (3), Edenton, Kitty Hawk, Moyock, Nags Head, Plymouth and Roper, North Carolina, and in Virginia Beach (4), Chesapeake (2), Suffolk and Emporia, Virginia. The Bank also provides insurance through its Gateway Insurance Services, Inc. subsidiary and brokerage services through its Gateway Investment Services, Inc. subsidiary. Visit the Corporation's web site at www.gatewaybankandtrust.com.

The Common Stock of the Corporation is traded on the Nasdaq National Market under the symbol GBTS.

ITEM 9.01(c):  EXHIBITS

Exhibit 99:    Press Release

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Gateway Financial Holdings, Inc.

                                              By: /s/ D. Ben Berry
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                                                  D.  Ben Berry
                                                  Chairman, President and CEO

                                              Date:  April 21, 2005